Note 20 - Subsequent Events	12 Months Ended
Nov. 30, 2013
Subsequent Events [Abstract]
Subsequent Events [Text Block]
20.	Subsequent events

Subsequent to the year end, pursuant to the equity distribution agreement with Roth as disclosed in note 10, the Company sold through at-the-market issuances 1,312,100 of its common shares on the NASDAQ, for net proceeds of $4,808,054 to the Company and paid commission fees of $135,960 to Roth.  Share issuance costs of $419,777 were recorded against the cost of the shares issued and recognized in capital stock.  As at November 30, 2013, $419,777 of the share issuance costs have been deferred on the consolidated balance sheet.